Exhibit 99.1
JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)
The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or its knows or has reason to believe that such information is inaccurate.

Date: February 9, 2024

INSIGHT HOLDINGS GROUP, LLC

By: /s/ Andrew Prodromos
Name:          Andrew Prodromos
Title:            Attorney-in-Fact

GRACE SOFTWARE CROSS FUND HOLDINGS, LLC

By: /s/ Andrew Prodromos
Name:          Andrew Prodromos
Title:            Attorney-in-Fact

INSIGHT PARTNERS PUBLIC EQUITIES MASTER FUND, L.P.

By: /s/ Andrew Prodromos
Name:          Andrew Prodromos
Title:            Attorney-in-Fact

INSIGHT PARTNERS PUBLIC EQUITIES GP, LLC

By: /s/ Andrew Prodromos
Name:          Andrew Prodromos
Title:            Attorney-in-Fact

INSIGHT VENTURE MANAGEMENT, LLC

By: /s/ Andrew Prodromos
Name:          Andrew Prodromos
Title:            Attorney-in-Fact

INSIGHT VENTURE ASSOCIATES VII, LTD.

By: /s/ Andrew Prodromos
Name:          Andrew Prodromos
Title:            Authorized Officer

INSIGHT VENTURE ASSOCIATES VII, L.P.
By: Insight Venture Associates VII, Ltd., its general partner

By: /s/ Andrew Prodromos
Name:          Andrew Prodromos
Title:            Authorized Officer

INSIGHT VENTURE PARTNERS VII, L.P.
By:        Insight Venture Associates VII, L.P., its general partner
By:        Insight Ventures Associates VII, Ltd., its general partner

By: /s/ Andrew Prodromos
Name:          Andrew Prodromos
Title:            Authorized Officer

INSIGHT VENTURE PARTNERS (CAYMAN) VII, L.P.
By:          Insight Venture Associates VII, L.P., its general partner
By:          Insight Venture Associates VII, Ltd., its general partner

By: /s/ Andrew Prodromos
Name:          Andrew Prodromos
Title:            Authorized Officer

INSIGHT VENTURE PARTNERS VII (CO-INVESTORS), L.P.
By:         Insight Venture Associates VII, L.P., its general partner
By:         Insight Venture Associates VII, Ltd., its general partner

By: /s/ Andrew Prodromos
Name:          Andrew Prodromos
Title:            Authorized Officer

INSIGHT VENTURE PARTNERS (DELAWARE)
VII, L.P.
By:         Insight Venture Associates VII, L.P., its general partner
By:         Insight Venture Associates VII, Ltd., its general partner

By: /s/ Andrew Prodromos
Name:          Andrew Prodromos
Title:            Authorized Officer

INSIGHT ASSOCIATES XI, LTD. By: /s/ Andrew Prodromos Name: Andrew Prodromos Title: Authorized Officer
INSIGHT ASSOCIATES XI, L.P. By: Insight Associates XI, Ltd., its general partner By: /s/ Andrew Prodromos Name: Andrew Prodromos Title: Authorized Officer